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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 19, 2006


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 19, 2006, Hollinger International Inc. (NYSE: HLR) (the "Company") issued a press release announcing the reorganization of the operations of the Company's Sun-Times News Group and certain preliminary results as of December 31, 2005 for the Sun-Times News Group. A copy of such release is attached as
Exhibit 99.1 and is incorporated by reference herein. Please note that all financial information in this Current Report on Form 8-K is unaudited.

As reported in the Company's January, 19, 2006 press release, the Sun-Times News Group's segment operating income before depreciation and amortization and special items in 2004 was $92 million and is expected to be approximately $78 million, subject to final adjustments in 2005.

Segment operating income before depreciation and amortization and special items for the nine months ended September 30, 2004 and September 30, 2005 was $66.7 million and $59.6 million, respectively. (Special items in the first nine months of 2004 consisted of circulation and restitution charges of $2.9 million, D&O insurance costs no longer allocated to the segment of $2.8 million, and other net charges of $0.7 million. There are no significant special items in 2005. Segment operating income and depreciation and amortization were approximately $37.8 million and $22.6 million, respectively, for the first nine months of 2004 and were $37.0 million and $22.5 million, respectively, for the first nine months of 2005.)

Segment operating income before depreciation and amortization and special items for the fourth quarter of 2004 and 2005, subject to final adjustments, was $25.2 million and $18.3 million. (Special items in the fourth quarter of 2004 consisted of D&O insurance costs of $1.1 million, asset writedowns of $1.8 million and gains on asset sales of $44.2 million. There were no significant special items in 2005. Segment operating income and depreciation and amortization were approximately $58.6 million and $7.8 million, respectively, for the fourth quarter of 2004 and were $10.6 million and $ 7.6 million, respectively, for the fourth quarter of 2005.)

Additional segment information for Sun-Times News Group for the fourth quarter of 2004 and 2005 and the year ended December 31, 2004 and 2005 is attached as
Exhibit 99.2. Such additional information is incorporated by reference herein.


ITEM 9.01      EXHIBITS

EXHIBIT NO.    EXHIBIT
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    99.1       Press Release dated January 19, 2006

    99.2       Additional segment information


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                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)



Date: January 20, 2006                  By: /s/ James R. Van Horn
                                            ------------------------------------
                                        Name:  James R. Van Horn
                                        Title: Vice President, General Counsel
                                               and Secretary



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                                  EXHIBIT INDEX


EXHIBIT NO.      EXHIBIT
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    99.1         Press Release dated January 19, 2006

    99.2         Additional segment information